SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: March 17, 1998
------------------------------
(Date of earliest event reported)

Commission File No. 333-45021





                      Norwest Asset Securities Corporation
--------------------------------------------------------------------------------

        Delaware                                       52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                   (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                               21703
--------------------------------------------------------------------------------
Address of principal executive offices                          (Zip Code)



                                 (301) 846-8881
               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------
         (99)                             Collateral Term Sheets
                                          prepared by Norwest Asset
                                          Securities Corporation in
                                          connection with Norwest
                                          Asset Securities Corporation,
                                          Mortgage Pass-Through
                                          Certificates, Series 1998-9

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NORWEST ASSET SECURITIES CORPORATION


March 17, 1998

                                     By:   /s/ B. David Bialzak
                                           --------------------
                                           B. David Bialzak
                                           Vice President

                                INDEX TO EXHIBITS



                                                                Paper (P) or
Exhibit No.          Description                                Electronic (E)
-----------          -----------                                --------------

   (99)              Collateral Term Sheets                        E
                     prepared by Norwest
                     Asset Securities
                     Corporation in connection
                     with Norwest Asset
                     Securities Corporation, Mortgage
                     Pass-Through Certificates, Series 1998-9